UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

NANOGEN, INC.

(Exact name of registrant specified in its charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10398 Pacific Center Court, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (858) 410-4600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued financial Statements or a Related Audit Report or Completed Interim Review

The Staff of the Securities and Exchange Commission (the “SEC”) has reviewed and issued comments pertaining to the Form 10-K for the fiscal year ended December 31, 2006 and the Form 10-Q for the three and nine-month periods ended September 30, 2007 of Nanogen, Inc. (the “Company”). After thorough consideration of the questions and comments raised in the SEC review process relating to accounting treatment for our investment in Jurilab, a variable interest entity, on March 28, 2008, the Audit Committee of the Board of Directors of the Company, in consultation with management and the Company’s independent registered public accounting firm, concluded that certain adjustments are required to properly apply the consolidation methodology under FIN46R, “Consolidation of Variable Interest Entities.” The adjustments required to correct the previously issued financial statements primarily relate to complying with a requirement to: record the fair value of assets, liabilities and non-controlling interests of the variable interest entity at the time of initial consolidation rather than recording the book value on the date of initial consolidation; and, to allocate operating losses in future periods to non-controlling interests. The changes to the Company’s consolidation methodology do not impact previously reported cash, short-term investments, or revenues.

Investors, potential investors and other readers of the Company’s prior SEC filings for the periods noted are cautioned not to rely on the consolidated financial statements therein that have not been restated for the fiscal years ended December 31, 2006 and 2005 and the interim periods from September 30, 2005 through September 30, 2007.

The Company will restate its consolidated financial statements for the impacted periods in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007. The Company will label the comparative 2006 and 2005 financial information in the Form 10-K “As Restated” and will provide explanatory disclosure consistent with the requirements of Statement of Financial Accounting Standard No. 154, “Accounting Changes and Error Corrections a replacement of APB Opinion No. 20 and FASB Statement No. 3.” The Company will also provide expanded quarterly financial information, at a level consistent with Article 10 of Regulation S-X, reconciling the restated quarterly consolidated Balance Sheets and Statements of Operations to previously filed quarterly financial information. The Company expects to complete the restatements necessary and file the restated financial statements and detailed explanatory information within its Form 10-K for the fiscal year ended December 31, 2007 no later than March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Date: March 28, 2008	By:	/s/ Nicholas Venuto
	Name:	Nicholas Venuto
	Title:	Chief Financial Officer